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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Acto of 1934

                                 April 24, 2000
                Date of report (Date of earliest event reported)

                            SCG Holding Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                 333-90359                36-3840979
(State or other jurisdiction      (Commission             (I.R.S. Employer
  of incorporation)               File Number)         Identification Number)


SCG Holding Corporation
5005 E. McDowell Road
Phoenix, Arizona                                      85008
(Address of principal executive offices)          (Zip Code)


                                  602-244-6600
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

     Attached to this Current Report as Exhibit 99 is a copy of a press release for SCG Holding Corporation dated April 24, 2000 titled "ON
     Semiconductor(TM) Announces First Quarter Earnings."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA
        FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired
          Not applicable.

     (b)  Pro Forma Financial Information
          Not applicable.

     (c)  Exhibits


Exhibit Number      Description

     99 Press release for SCG Holding Corporation dated April 24, 2000 titled "ON Semiconductor(TM) Announces First Quarter Earnings"



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SCG HOLDING CORPORATION
                                                    ---------------------------
                                                          (Registrant)


Date: April 24, 2000
                                                By: /S/ DARIO SACOMANI
                                                    ---------------------------
                                                    Dario Sacomani
                                                    Chief Financial Officer and
                                                    Senior Vice President






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                                 EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
      99         Press release for SCG Holding Corporation dated April 24, 2000 titled "ON Semiconductor(TM) Announces First Quarter Earnings"



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